UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2006, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3)

         Structured Asset Securities Corporation Mortgage Loan Trust 2006-S3
(Exact Name of Issuing Entity as Specified in its Charter)

          Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

               Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $424,243,000 aggregate principal amount of Class A1, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3 on August 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 11, 2006, as supplemented by the Prospectus Supplement dated August 15, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On August 30, 2006, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B1	$4,399,000
Class B2	$5,497,000
Class X	Notional
Class P	$100
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager and Citibank, N.A., as Trustee. The “Certificates” consist of the following classes: Class A1, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class P, Class X, Class R and Class LT-R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, second lien, fixed rate, fully amortizing and balloon, residential mortgage loans, with an aggregate outstanding principal balance of $439,856,690.61 as of August 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)   Exhibits:

4.1
Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Citibank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of August 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services LLC, in the dual capacities of Servicer and Master Servicer.

99.3
Interest Rate Swap Agreement, dated as of August 30, 2006 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), each between Wachovia Bank, National Association and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3.

99.4
Interest Rate Cap Agreement, dated as of August 30, 2006 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), each between Wachovia Bank, National Association and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:   /s/ Ellen V. Kiernan
 Name: Ellen V. Kiernan
 Title: Senior Vice President

Dated: August 30, 2006

EXHIBIT INDEX

Exhibit No.            Description

4.1
Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Citibank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of August 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services LLC, in the dual capacities of Servicer and Master Servicer.

99.3
Interest Rate Swap Agreement, dated as of August 30, 2006 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), each between Wachovia Bank, National Association and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3.

99.4
Interest Rate Cap Agreement, dated as of August 30, 2006 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), each between Wachovia Bank, National Association and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S3.